UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 30, 2012

LUCID, INC.

(Exact Name of Registrant as Specified in its Charter)

New York	001-35379	16-1406957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

95 Methodist Hill Drive, Suite 500, Rochester, NY	14623
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number Including Area Code:  (585) 239-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On July 30, 2012, Lucid, Inc. (the “Company”), as approved by the Audit Committee of its Board of Directors, dismissed Deloitte & Touche LLP (“D&T”) as the Company’s independent registered accounting firm. On August 2, 2012, as approved by the Audit Committee of its Board of Directors, the Company engaged Marcum LLP (“Marcum”) as its new independent registered accounting firm. D&T has served as the Company’s independent registered accounting firm since 2008.

D&T’s audit report on the consolidated financial statements of the Company for the years ended December 31, 2011 and 2010 expressed an unqualified opinion and included an explanatory paragraph relating to substantial doubt regarding the Company’s ability to continue as a going concern. During the years ended December 31, 2011 and 2010, and the subsequent interim period through July 30, 2012, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of disagreements in connection with its reports.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company’s two most recent years and the subsequent interim period through July 30, 2012.

During the years ended December 31, 2011 and 2010, and the subsequent interim period through August 2, 2012, neither the Company, nor anyone on its behalf, consulted Marcum regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant’s financial statements, and no written report or oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

The Company has provided D&T with a copy of this disclosure and has requested that D&T furnish it with a letter addressed to the Securities and Exchange Commission stating whether D&T agrees with the above statements. D&T has furnished the requested letter, and it is attached as an exhibit to this report.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit 16.1 — Letter from Deloitte & Touche LLP

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCID, INC.

Date: August 3, 2012	By:	/s/ Richard Pulsifer
Richard Pulsifer
Chief Financial Officer

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